UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 11, 2025

Date of Report (Date of earliest event reported)

LIMITLESS X HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56453	81-1034163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9777 Wilshire Blvd., Suite 400
Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(855) 413-7030

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N./A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Agreement.

$250,000 Promissory Note and Warrant Agreement

Effective as of July 11, 2025 (the “Effective Date”), EM1 Capital LLC (“EM1”), an entity controlled by Jaspreet Mathur, Chief Executive Officer, Chairman, and a greater than 10% shareholder in Limitless X Holdings Inc. (the “Company”), entered into a promissory note with the Company (the “Promissory Note”) in the amount of $250,000.00 plus accrued interest at the agreed upon rate of 15% fixed per annum. EM1 will advance the funds to the Company for general working capital purposes and growth initiatives between July 11 and August 29, 2025.. The Company will pay EM1 the full balance (including principal and interest) of the Promissory Note on or before the Maturity Date (defined herein below). The maturity date of the Promissory Note is 12 months from the Effective Date (the “Maturity Date”).

Additionally, in consideration for EM1’s willingness to enter into the Promissory Note, the Company shall cause to be issued 500,000 shares of the Company’s common to EM1 on the Effective Date. The issuance of restricted shares of the Company’s common under the Promissory Note is exempt from registration under Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”). EM1 is sophisticated and represented in writing that he is an accredited investor and acquired the securities for his own account for investment purposes. A legend will be placed on the stock certificates issued to EM1 stating that the securities are “restricted securities” under Rule 144 of the Securities Act, have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom.

Under the Promissory Note, the Company is also required to issue warrants to EM1 to purchase up to 500,000 shares of the Corporation’s common stock on the Effective Date in accordance with the terms of the Warrant Agreement dated July 11, 2025 by and between EM1 and the Company (the “Warrant”). The Warrant has an exercise price equal to $0.80 per share, the closing price of the Company’s common stock on the date of the grant, a five (5) year term and a provision for cashless exercise.

The foregoing is only a summary of the material terms of the Promissory Note and the Warrant and does not purport to be a complete description of the rights and obligations of the parties thereunder. This summary of Promissory Note and Warrant is qualified in its entirety by reference to the forms of such agreements, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Promissory Note dated July 11, 2025 by and between the Company and EM1 Capital LLC
10.2	Warrant Agreement dated July 11, 2025 by and between the Company and EM1 Capital LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMITLESS X HOLDINGS INC.

Date:	July 14, 2025	By:	/s/ Jaspreet Mathur
		Name:	Jaspreet Mathur
		Title:	Chief Executive Officer